                                                                    EXHIBIT 10.2



                            DATED 11th December 1998



                     SYNCLINE INDUSTRIAL PROPERTIES LIMITED

                                      -and-

                     RALEIGH COURT (DISCOVERY PARK) LIMITED

                                      -and-

                            AUDIO CONNECTIONS LIMITED

                        _________________________________

                                      LEASE

                                      - of-

                              Unit 15 Raleigh Court
                            Manor Royal Priestley Way
                          Crawley West Sussex together
                           With the right to use three
                                 Parking spaces

                        _________________________________









                                  ALLEN & OVERY
                                     London
                                  PY2: 554704.1

         THIS LEASE made the ____ day of _______________ One thousand nine hundred and ninety eight BETWEEN SYNCLINE INDUSTRIAL PROPERTIES LIMITED whose registered office is at The Old Rectory, Wiggonholt, Pulborough, West Sussex RH20 2EL (hereinafter called "the Landlord") of the first part RALEIGH COURT (DISCOVERY PARK) LIMITED whose registered office is situate at Suite 5, 27 St. James' Street, London SWIA IHA ("We Company") of the second part and AUDIO CONNECTIONS LIMITED of Unit 14, Fareham Enterprise Centre, Newgate Lane, Fareham, Hampshire P014 I TH (hereinafter called "the Tenant") of the third part.

         This Lease is a new tenancy for the purposes of section 1 of the Landlord and Tenant (Covenants) Act 1995.

WITNESSETH as follows--

DEFINITIONS

1.       (1)      In this Lease where the context so admits:-

                  (a) "the Access Roads" mean the vehicular access roads forming part of the Estate and for the purpose of identification only shown coloured brown on the Plan or such minor enlargement or reduction thereof as may from time to time be specified by the Landlord and each and every part of them

                  (b) "the Car Parking Spaces" means those parts of the Estate designated by the Company from time to time for the parking of motor cars

                  (c) "the Common Parts" means the Access Roads the Car Parking Spaces and all or any entrances passages pavements staircases circulation areas lifts service roads service yards loading trays lavatories and other areas and facilities from time to time provided for the common use of the owners tenants or other occupiers of the Estate or any part of it and any other parts of the Estate not transferred or demised or intended to be transferred or demised (unless transferred or demised to the Company or other person who will have a responsibility for the maintenance and upkeep of any such parts and to bear the expense thereof)

                  (d) "Conducting Media" means all mains drains pipes wires conduits cables watercourses ducts flues sewers channels drains services conduits or any fire alarm and prevention and sprinkler beating ventilation air conditioning public address security and surveillance and other equipment and all other conducting media which now or at any fm within the period of 80 years from the date hereof ("the Specified Period" which shall be the perpetuity period for the purposes of this Lease) shall be in under over through or upon the Development or any part thereof

                  (e) "the demised premises" means the property described in Part I of Schedule I and each and every part of it with the appurtenances belonging to it and
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                           any building erected on it and all landlords'
                           fixtures and fittings and all additions and improvements to it

                  (f) "the Development" means the development known as Discovery park the current boundary of which is for the purpose of identification only shown verged blue on the Plan or such minor enlargement of reduction thereof as may from time to time be specified by Walldren Limited or the & successors in title to the Development and each and every part thereof

                  (g) "the Estate" means the land and buildings at Discovery park the Current boundary Of which is for the purpose of identification only shown verged orange on the Plan and any minor enlargement or reduction thereof as may from time to time be specified by the Landlord and each and every part of it

                  (h) "the Landlord" includes the person for the time being entitled to the reversion expectant on the determination of the term

                  (i)      "the Plan" means the plan annexed to this Lease

                  (j) "the Planning Acts" mean the Town and Country Planning Act 1990 and any future and subsequent legislation of a similar nature and any regulation and order made thereunder

                  (k) "the Service Charge" means a fair proportion Of the Estate Expenditure described in Schedule V to be calculated by the Surveyor (as defined in Schedule V) whose decision shall be final and binding On the parties and to be Payable in accordance with the Provisions of Schedule V "the Surety" (if any) in the case of individuals includes their respective personal representatives

                  (l) "the Tenant" includes the successors in title of the Tenant and its permitted assigns and in the case of an individual includes his personal representatives

                  (m) "the term" means the term of years granted by this Lease

                  (n)      "VAT" means value added tax

                  (o)      "VAT Act 1994" means the Value Added Tax Act 1994

                  (p) "VAT group" means two or more bodies corporate registered as a group for VAT Purposes under section 43 VAT Act 1994

         (2)      (a)      Any reference to any Act of parliament includes any
                           extension modification or re-enactment for the time being in force and every order instrument regulation and direction and bye-law made in pursuance of any such Act and/or deriving validity from it

                  (b) "the insured risks" means risks in respect of loss or damage by fire lightening earthquake explosion heave subsidence landslip aircraft (other than hostile aircraft) and other aerial devices or articles dropped from them riot and civil commotion and malicious damage storm or tempest bursting or overflowing of water tanks apparatus or pipes flood impact by road vehicles where in the Landlords opinion all or any of such risks are appropriate for building insurance for a building similar to the demised premises and not less than three years' loss of rent in an amount to take into account potential increases in rent in accordance with the rent review provisions hereinafter contained and such other risks or insurance as may from time to time be required by the Landlord together with the Value Added Tax on the cost and expense of repairing renewing rebuilding reconstructing reinstating and carrying out any other works to the demised premises or any part thereof as a result of any damage or destruction suffered or caused whether directly or indirectly by any such risk

                  (c) "the prescribed rate"' means a rate of interest of four per centum per annum above the base rate from time to time of The Royal Bank of Scotland plc or such other clearing bank as the Landlord shall from time to time specify or (in the event that base rates are no longer published and used) such other comparable rate of interest as (in default of agreement) may be certified by a member for the time being of the Institute of Chartered Accountants in England & Wales (or if the said Institute shall cease to exist such comparable body of professional accountants as the Landlord may nominate) appointed by the Landlord

                  (d) Words importing the singular meaning shall include the plural and vice versa

                  (e) Words importing the masculine gender only shall include the feminine and neuter and vice versa and words importing persons shall include companies and corporations and vice versa

         (3) If the Landlord, the Tenant, the Surety (if any) or any other surety for the Tenant shall at any time be more ftm one person any reference to the Landlord, the Tenant, the Surety or such other surety shall include a reference to each such person and any covenant on the part of the Landlord, the Tenant, the Surety or such other surety shall take effect as a joint and several covenant

DEMISE

2. IN CONSIDERATION of the rents reserved by this Lease and of the covenants on the part of the Tenant the Landlord DEMISES to the Tenant the demised premises

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         TOGETHER WITH the rights specified in Part 2 of Schedule I in common with the Landlord and all others entitled to them but EXCEPT AND RESERVING unto the Landlord and others the rights specified in Part 3 of Schedule I TO HOLD for the term of five years from and including the 10th day of December 1998 ("the term commencement date") SUBJECT to the Tenant paying to the Landlord without any deduction the yearly rents set out in Schedule 11 at the time specified in Schedule 11 and all other rents hereby reserved AND SUBJECT also to the covenants agreements stipulations rights granted and all other matters contained in the deeds and documents referred to in entries numbered 1 and 2 of the Charges Register of the Landlord's title number WSX210174 insofar as they relate to the demised premises but not with the benefit of the covenants contained in the Conveyance dated 6th March 1931 made between Raymond Morphew (1) and Evelyn Mary Giles (2) insofar as they may still be enforceable

3.       THE Tenant COVENANTS with the Landlord:-

TO PAY RENTS

(1)      (a)      To pay the rents hereby reserved at the times and in the
                  manner herein provided without any deduction by Standing Order to such Bank as the Landlord may from time to time specify

         (b) If at any time or times during the term any of the rent(s) hereby reserved or any part of them or other sum payable to the Landlord under this Lease or any part thereof shall be in arrear (whether the same shall have been legally demanded or not) there shall at the option of the Landlord (without prejudice to any other right or remedy to winch the Landlord may be entitled in consequence of such default) be payable to the Landlord by the Tenant if and when demanded by the Landlord in writing (whether or not amounting to a legal demand) additional rent equal to interest at the prescribed rate on the whole of the amount of the said rent(s) or other such sum from the due date for payment thereof until the date of the payment of the whole of the amount thereof

TO PAY OUTGOINGS

(2) To pay and discharge and indemnify the Landlord against all existing and future rates taxes assessments outgoings and impositions whatsoever (including all charges for gas electricity and telephone) now or at any time assessed levied charged or imposed on the demised premises or upon the occupier or owner thereof including a due proportion (which may be the whole) of such payments as may be assessed charged or payable on or in respect of any premises of winch the demised premises form part such amount to be determined by the Landlord's Surveyor whose decision shall (save as to any question of law and save in the case of manifest error) be final and binding

COMMON ITEMS

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(3)      To pay a proper and reasonable amount (which may be the whole) (to be determined by the Landlord's Surveyor whose decision shall be final and binding) of all costs charges expenses and fees (including compensation for damage or disturbance) payable by either the Landlord the Tenant or any third party in respect of repairing (and making renewing rebuilding or altering in the event that repairing alone is not economically viable) cleansing and lighting all party walls ways roads pavements forecourts passages yards sewers drains pipes cables walls fences other structures not forming part of the demised and all Conducting Media and services used or enjoyed or to be used or enjoyed or capable of being used or enjoyed by the demised premises whether exclusively or in common with other premises or persons

TO COMPLY WITH INSURANCES

(4)      (a)      If the demised premises or any part of them is destroyed or damaged by any peril or risk whatsoever forthwith to give notice thereof to the Landlord as soon as such destruction or damage shall come to the notice of the Tenant

         (b) Not to do or omit anything whereby any policy or policies of insurance for the time being in force in respect of or including or covering this demised premises and/or the Estate against any risk may become void or voidable or whereby the rate of premium hereon may be increased and at all times to comply with all the requirements of the insurers of the demised premises

         (c) Not to effect any insurance of the demised premises and to pay forthwith to the Landlord or if the Landlord so requires to apply in making good the loss or damage in respect of which the same shall have been received all moneys becoming payable to the Tenant under any insurance of the demised premises or any part thereof effected by or on behalf of the Tenant or any subtenant or other occupier of the demised premises

         (d) In the event of the demised premises and/or any adjoining or neighbouring premises of the Landlord or any part thereof being destroyed or damaged by any of the insured risks and the insurance money under any insurance against the same effected thereon by the Landlord being wholly or partly irrecoverable by reason solely or in part of any act neglect or default of the Tenant its sub-tenants or other occupier of the demised premises or their respective servants agents licensees or invitees then and in every such case the Tenant will forthwith pay to the Landlord the whole or (as the case may require) the irrecoverable portion of the cost (including the costs of site and debris clearance professional and other fees and incidental expenses) of completely rebuilding and reinstating the same

(5) That nothing shall be done on the demised premises which may increase the premium payable for the insurance of the demised premises and/or the Estate or which may make void or voidable any policy for such insurance and in the event of any increased premium being payable as a result of anything done by the Tenant any sub-tenants or other

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         occupier of the demised premises or their respective servants agents licensees or invitees to pay to the Landlord on demand the amount of such increased premium

TO MAINTAIN AND KEEP IN REPAIR

(6)      (a)      From time to time and at all times during the term well and substantially to repair cleanse and put and keep in good and substantial repair and condition the demised premises and all additions thereto including (without prejudice to the generality of the foregoing) the windows and doors and locks and glass therein and the sash cords (if any) and the door furniture and all cisterns and sanitary apparatus and the structures walls roofs foundations gutters downpipes gullies grids and covers and all wires and cables and all Landlord's fixtures and fittings and appurtenances belonging to the demised premises of whatsoever nature all gas electrical water heating ventilation air conditioning and other installations boilers plant machinery and equipment of whatsoever nature and all Conducting Media within or exclusively serving the demised premises and to replace all missing keys and renew all washers to taps and ball valves (if any) as and when necessary and to keep all water pipes and water fittings in the demised premises protected from frost leakage or other occurrence and to be responsible in all respects for all damage caused to the demised premises or any other property (real or personal) through bursting overflowing leaking or stopping up of such pipes and fittings however occasioned

         (b) To repair or replace forthwith by new articles of a similar kind and quality any fixtures fittings plant equipment carpets and other floor coverings (other than Tenant's trade fittings) in the demised premises which shall be damaged worn out or removed or which shall become unusable

         (c) To clean the windows in the demised premises not less than once in every month

         (d) To the extent that such facilities exist at the demised premises from time to time to enter into and maintain contracts with persons experienced in such matters to inspect maintain repair and if necessary or appropriate to renew or replace any M boilers hot water central hearing sprinkler ventilation and air conditioning apparatus plant equipment and systems in the demised premises such persons to be previously approved in writing by the Landlord such approval not to be unreasonably withheld and on demand to produce to the Landlord such contracts and all maintenance reports

TO PAINT EXTERIOR

(7) In the last year of the term calculated from the term commencement date (whether determined by effluxion of time or otherwise) to bum off and otherwise prepare and thereafter to paint french polish or otherwise treat as the case may be with three coats of best quality material an the exterior of the demised premises usually or requiring to be painted french polished or otherwise treated with suitable material of such quality and colours as the Landlord may reasonably require in a proper and workmanlike manner and to wash down all tiles faiences glazed bricks or polished stone and similar washable surfaces and with every such outside painting to polish all outside parts of woodwork usually polished and to restore point and make good the brickwork stucco and stonework in all such cases carrying out such works to a reasonable standard of workmanship

TO PAINT INTERIOR

(8) In the last year of the term calculated from the term commencement date whether determined by effluxion of time or otherwise to bum off and to paint grain varnish paper plaster and french polish or otherwise treat as the case may be the interior of the demised premises usually or requiring to be painted french polished or otherwise treated with two coats of best quality paint or polish or other suitable material of such quality and in the last year of the term howsoever determined of such colour as the Landlord may require in a proper and workmanlike manner and to wash down all tiles faiences glazed bricks and similar washable surfaces in all such cases carrying out all such works in accordance with a reasonable standard of workmanship

TO PERMIT THE LANDLORD TO ENTER

(9)      (a)      To permit the Landlord and its agents and workmen and all
                  other persons authorised by them at all reasonable hours in the daytime on giving reasonable notice to enter the demised premises to take inventories of the Landlords fixtures and fittings and/or to view the state and condition of the demised premises and to give or leave on the demised premises notice in writing to the Tenant of all defects and wants of repair and/or decoration and/or breach of any other covenants contained in this Lease for which the Tenant shall be liable hereunder

         (b) Within three months after service of every notice of any default or want of repair and/or decoration or of any breach (whether continuing or past and whether or not waived) of any covenant herein contained or sooner if requisite to repair and make good the same or remedy such breach to the satisfaction of tbL6 Landlord and that if the Tenant shall not within two months after service of such notice or sooner if requisite commence and proceed diligently with the execution of the repairs and works or remedy the breach of covenant referred to therein the Landlord may (but shall not be obliged to and without prejudice to any other rights of the landlord in relation to such breach (including the right of re-entry)) enter the demised premises with or without appliances and execute such repairs and works or remedy such breach and the proper cost thereof (including any legal costs and Surveyor's fees and other charges costs and expenses incurred by the Landlord in respect of such repairs and works and the remedying of such breach on any such charge cost or expense) shall immediately upon demand by the Landlord be repaid by the Tenant to the Landlord and be recoverable forthwith as a debt due from the Tenant to the Landlord

TO YIELD UP PREMISES AT THE END OF TERM

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(10)     At the expiration or sooner determination of the term:

         (a) quietly to yield up the demised premises in such repair and decoration as is required by this Lease and in a clean and tidy condition together with all fixtures and fittings improvements and additions which now are or may be at any time hereafter in or about the demised premises forthwith making good all damage thereby occasioned by the removal of any Tenants fixtures and fittings to the Landlord's reasonable satisfaction

         (b) if required by the Landlord to remove all partitioning installed in the demised premises during the term and/or any Tenant's fixtures and fittings and to make good to the reasonable satisfaction of the Landlord all damage caused by the removal of any partitions or other Tenant's fixtures and fittings and that if the Tenant shall not have removed the same before the determination of the term the Tenant shall forthwith on demand pay to the Landlord a sum equal to the cost or expense of removing the same and making good all damage caused thereby on any such cost or expense, sum calculated at a rate equal to the rent payable hereunder immediately prior to the end or sooner determination of the term in respect of the period taken to carry out such works provided always that the Landlord shall carry out such works with all due speed

NOT TO OBSTRUCT OR DAMAGE COMMON PARTS

(11)     (a)      To keep such parts (if any) of the demised premises as are enjoyed in common with others or are unbuilt on and any road pavement forecourt or other area entrance hall passageway staircase or lift leading to or giving access to the demised premises or over which the Tenant may enjoy rights of access or use free from obstruction (permanent or temporary) and not to damage or use the same in such manner as to cause any nuisance damage or annoyance and not to cause or permit the same to become untidy or unclean and not to cause or permit any obstruction or damage to any Conducting Media in or serving the demised premises or any premises of which the demised premises form part or any adjoining adjacent or neigbbouring premises or building and in the event of any such obstruction or damage forthwith to make good the same to the reasonable satisfaction of the Landlord

         (b)      (i)      Not to leave or permit or suffer to be left any
                           vehicle goods or other articles upon any forecourt space road or footpath forming part of or near to the demised premises save for the purpose of the loading and unloading of goods from or into the demised premises from any such forecourt space road or footpath forming part of the demised premises but for so long only as shall be required for such loading and unloading to be effected but not so as to cause or to permit any obstruction of the same

                  (ii) Not knowingly to allow any vehicle to park upon any part of the Development other dm such part thereof as may have been designated by the Landlord for that purpose and not to use any Car Parking Space otherwise than for the parking of motor cars of a size reasonably contained in that Car Parking Space

AS TO STATUTES

(12)     (a)      At the Tenant's cost at all times to comply in all respects with and do anything required under all Acts of Parliament both present and future and every notice direction order regulation bye-law and condition already or hereafter to be made by any public local or other authority or body so far as they may relate to or affect the Tenant and/or any occupier of the demised premises and for relate to or affect the demised premises and/or the user thereof and/or the employment or residence therein of any person and/or the use of any plant machinery fixtures or chattels therein and to execute any works and do any thing required to be executed or done
                  (whether by the Tenant or any other person) thereunder by any competent person and to indemnify the Landlord against all liability and expense whatsoever arising out of or in connection with such enactments or of or incidental to the execution of such works or thing

         (b) Forthwith upon becoming aware of the same to give notice in writing to the Landlord Of any defect in the state of the demised premises which would or might give rise to an obligation m the Landlord to do or refrain from doing any act or thing in order to comply with the duty of care imposed m the Landlord pursuant to the Defective Premises Act 1972 and indemnify and keep indemnified the Landlord from and against any losses claims actions costs or demands arising from a failure to give such notice and at all times to display and or require all notices which the Landlord may from time to time display or require to be displayed at the demised premises

         (c) Within seven days of the receipt of notice of the same to give full particulars to the Landlord of any permission notice order or proposal for a notice or order relevant to the demised premises and/or the use or condition thereof or otherwise concerning any lessor lessee or occupier thereof made given or issued to the Tenant or the occupier of the demised premises by any Government Department or Public or Local Authority and if so required by the Landlord to produce such permission notice order or proposal to the Landlord and without delay to take all reasonable or necessary steps to comply therewith and also at the request and joint cost of the Landlord and the Tenant to make or join with the Landlord in making such objections or representations against or in respect of any such notice order or proposal as aforesaid as the Landlord shall deem expedient

         (d) To pay to the Landlord upon demand all proper and reasonable costs charges and expenses (including Surveyors Architects and other professional advisers fees) properly and reasonably incurred by the Landlord of or incidental to:

                  (i) complying with all provisions and requirements of any and every Act of Parliament or prescribed or required by any Public Local or other Authority and

                  (ii) executing all works and providing all arrangements which may be directed or required as aforesaid so far as the same relate to the Tenant's use and occupation of the demised premises and/or any premises capable of being used or enjoyed by the Tenant in common of jointly with any other person or persons of the user thereof

AS TO PLANNING ACTS

(13)     (a)      Not to carry out on the demised premises any development
                  within the meaning Of the Planning Acts

         (b) During the term so often as occasion shall require at the expense in all respects of the Tenant to obtain all such licences planning consents and other permissions (if any) as may be required for the use of the demised premises for the purposes permitted by this Lease or the institution or continuance by the Tenant thereon of any use

         (c) At all times during the term to comply in all respects with the Planning Acts and to keep the Landlord indemnified in respect of any breach of them

         (d) Not to make any application for or appeal in respect of any development or continuance of use or retention of development or for or in respect of any certificate or determination in relation to any development or use nor to object to any such application made by or on behalf of the Landlord but at its own expense to support the same and to make or join in making such representations as the Landlord may deem expedient in respect thereof

         (e) Not otherwise Um at the direction of the Landlord to enter into any agreement under Section 106 of the Town and Country Planning Act 1990 or any other similar planning agreement

         (f) Not without the consent of the Landlord to serve any notice under Part VI of the Town and Country Planning Act 1990

         (g) Not to implement any planning consent unless the same has been submitted to and approved in writing by the Landlord

         (h) To deliver to the Landlord a copy of every notice order direction consent or refusal or other thing affecting the demised premises within seven days of the receipt thereof by the Tenant

         (i) Not to serve any purchase notice under the Planning Acts or otherwise require any local or other competent authority to purchase the Tenant's interest

         (j) To comply with any enforcement notice or stop notice forthwith when the same shall be made or issued by any local or other competent authority unless the same may be the subject-of any appeal

         (k) If and when called upon to do so to produce to the Landlord such plans documents and other evidence as the Landlord may reasonably require m order to satisfy itself that the provisions of this sub-clause have in all respects been complied with

NOT TO PERMIT ENCROACHMENTS

(14) Not to stop up darken or obstruct any window or light belonging to the demised premises or any other building belonging to the Landlord and not to permit any new window light opening doorway path passage drain or other encroachment or easement to be made or acquired on against or affecting the demised premises and if any such matter shall be made or acquired or attempted to be made or acquired to give immediate notice to the Landlord and at the Landlord's request but at the joint cost of the Tenant and the Landlord to adopt such means as may reasonably be required by the Landlord for preventing any such encroachment or the acquisition of any such easement

AS TO FIRE REGULATIONS

(15)     (a)      To provide adequate means of escape in cases of fire for the persons employed to work in the demised premises and to maintain and keep the same free from obstruction and to provide effective means of giving warning in case of fire and otherwise to comply with all requirements of the appropriate authority in relation to the means of escape from the demised premises in case of fire or otherwise

         (b) To keep installed in compliance with legal requirements fire fighting and extinguishing apparatus fire alarms and other necessary equipment open to the inspection of the Landlord and not to obstruct or permit or suffer to be obstructed the access to or means of working the same

NOT TO BRING PROCEEDINGS

(16) Not at any time during the term to bring any action or make any claim or demand against the Landlord or any person deriving title under the Landlord on account of any injury to the demised premises in consequence of the erection of any building on any land adjacent neighbouring or opposite to the demised premises for which the Landlord shall have given its consent or in respect of any easement right or privilege granted or to be granted by the Landlord for the benefit of any land and/or building adjacent neighbouring or opposite to the demised premises and (if required) to concur with the Landlord at its expense in any consent which it may give or any grant which it may make

TO PERMIT LANDLORD TO ENTER TO CARRY OUT WORKS

(18)     (a)      To permit the Landlord and its agents and all others
                  authorised by it (including any mortgagee or prospective mortgagee or purchaser of any reversionary interest during the term) with or without workmen and others at all reasonable turn during the term on giving reasonable prior written notice
                  (except in case of emergency) to enter upon the demised premises for any lawful purpose and in particular in order to inspect and measure the same and ascertain how the same are being used and occupied and to estimate the value thereof for insurance and mortgage or other purposes and to inspect repair renew enlarge replace relay or remove any Conducting Media or attachments or cables for radio or television relay purposes as often as occasion may require

         (b) To permit the Landlord and its agents at any time within six months before the expiration or sooner determination of the contractual term granted by this Lease at any tune in the event of the Landlord wishing to dispose of its interest in the demised premises on giving not less than forty-eight hours' written notice to enter the demised premises and affix on any suitable part thereof notice boards or bills for re-letting or selling the same and not to remove or obscure the same and to permit all persons by order in writing of the Landlord or its agents to view the demised premises at reasonable hours in the daytime

         (c) To permit the agents workmen and others employed by the Landlord and by any of the tenants or occupiers of adjoining adjacent or neigbbouring premises or building at times in the daytime during the term and upon prior written notice (except in case of emergency) to enter upon the demised premises for the erection inspection or repair replacement renewal decoration extension enlargement and cleansing of any adjoining adjacent or neighbouring premises or buildings and to cleanse empty and repair replace and renew any Conducting Media serving or belonging to the demised premises and/or any adjoining adjacent or neigbbouring premises or buildings as often as occasion may require the Landlord or the tenants or occupiers aforesaid as the case may be malting good any damage done to the demised premises the Tenant's stock, equipment and fixtures and fittings by such agents workmen and others by reason of such entry

         (d) To permit the Landlord and its agents and all others authorised by it with or without workmen and appliances to enter on the demised premises in order to prevent a forfeiture of any superior lease for the time being affecting the demised premises or any part thereof and to exercise any rights hereby excepted and reserved

NOT TO ALTER ELECTRICS

(19) That no alteration or addition shall be made to any electrical or gas installations in the demised premises save with the Landlord's consent and any alteration to which the

         Landlord consents shall be carried out in accordance with the terms and conditions laid down by the relevant electricity or gas supply authorities

NOT TO ALTER

(20)     (a)      That no additional or substituted building or erection shall be placed or erected on the whole or any part of the demised premises and not to merge the demised premises with any adjoining premises or cut maim or injure the demised premises or any part thereof or cause or permit to be caused any waste spoil or destruction to in or upon the demised premises or any part thereof and no alteration or addition shall be made to the structure and/or the exterior of the demised premises

         (b) That no change or alteration shall be made in or to the existing design or appearance of the demised premises (save as hereinafter mentioned)

         (c) That no alteration or addition structural or otherwise shall be made in or to the demised premises except non-structural alterations for which the Tenant has obtained the previous consent in writing of the Landlord (not to be unreasonably withheld or delayed) and which shall be carried out in accordance with drawings and specifications previously submitted to and approved in writing by the Landlord such approval not to be unreasonably withheld or delayed and the Landlord may as a condition of giving any such consent require the Tenant to enter into such covenants with the Landlord as the Landlord may reasonably require with regard to the execution of any such works and the reinstatement of the demised premises at the determination of the term but the Tenant may without obtaining such consent from the Landlord erect alter and remove demountable non structural partitions but the Tenant must within one month of completion of such works of partitioning supplying to the Landlord three sets of and specifications of such works

AS TO SIGNS

(21) That no aerial sign post mast fascia placard bill notice or other structure or thing whatsoever shall be placed affixed or exhibited on or to the outside of the demised premises or on the inside so as to be visible from the outside except a sip stating the name and nature of the Tenant's business of a shape size and design and in a position to be approved by the Landlord (such approval not to be unreasonably refused or delayed) and on the expiration or sooner determination of the term on being requested by the Landlord to remove such matters as aforesaid and to make good any damage caused thereby to the reasonable satisfaction of the Landlord

PROHIBITIONS AS TO USER

(22) That nothing shall be done brought permitted or kept on the demised premises of a dangerous combustible inflammable radioactive explosive or offensive nature or the keeping or allowing of which may at law constitute a nuisance or require the licence or consent of any local or other competent authority or which shall or may in the Landlord's opinion be or become a nuisance damage annoyance or inconvenience to any person or which may in the Landlord's reasonable opinion be injurious to the value tone amenity or character of the demised premises and/or adjoining adjacent or neighbouring premises and that no dust fumes smell or noise will be created which would in the Landlord's reasonable opinion be a nuisance or annoyance to or injurious to local amenity and that no congestion will be caused in any highway or road, adjoining or adjacent to the demised premises by vehicles parked or waiting to load goods and not to keep any bird animal or reptile or other creature on the demised premises and not to allow any goods or other articles to be displayed exposed or placed in on or outside the doors windows balconies or other parts of the demised premises or on any flat roof

NOT TO OVERLOAD

(23) That the floors and/or structures of the demised premises shall not be overloaded and that nothing shall be done or brought thereon which may in the Landlord's opinion cause damage or strain to the floors ceilings or structure of the demised premises or of any building of which they form part and that no machinery whatsoever shall be installed or kept in the demised premises save such reasonable machinery as shall be usual in connection with the use permitted by this Lease

AS TO USER

(24)     (a)      That neither the demised premises nor any part thereof shall be used for any illegal or immoral purpose or any noisy noisome or offensive trade or business or as a public house beer shop hefting shop or public place of amusement or for any use connected with the motor trade (including motor engineers panel beaters and paint sprayers) or for residential purposes and that the Tenant will not hold or permit any sale by auction or any public meeting on the demised premises

         (b) Not to use the demised premises otherwise than for a use within classes B1 B2 and/or B8 of the Town and Country Planning (Use Classes) Order 1987 and for no other or purposes but there shall not be implied any warranty or other obligation representation on the part of the Landlord that such is the permitted use for the purpose of the Planning Acts and notwithstanding that any such use is not a permitted use the Tenant shall remain fully bound and liable to the Landlord in respect of the obligations undertaken by the Tenant by virtue of this Lease without any compensation recompense or relief of any kind whatsoever

PROVISIONS AS TO ALIENATION

(25)     (a)      Save as hereinafter provided not to assign mortgage underlet agree to underlet part with or share the possession or occupation of or hold on trust for any third party the whole or any part of the demised premises

         (b) That no interest (howsoever remote) derived out of the term shall be created upon payment of a fine or premium or at a rent of less than the open market rent

         (c) That the Landlord and the Tenant agree that the Landlord may grant consent to an assignment subject to any one or more of the following conditions (which are specified for the purposes of section 19(IA) of the Landlord and Tenant Act 1927):

                  (i) that before the assignment the Tenant enters into and unconditionally delivers to the Landlord an authorised guarantee agreement (as defined in section 16 of the Landlord and Tenant (Covenants) Act 1995), such agreement to be a deed and to contain the provisions set out in Schedule M but with the amendments to those provisions set out in Schedule IV

                  (ii) that before the assignment any person (other than a former Tenant) who at the time of the application for the consent is guaranteeing the obligations and liabilities under this Lease of the Tenant covenants by deed with the Landlord that the Tenant shall perform its obligations under the authorised guarantee agreement required under paragraph (i)

         (d) That if the Tenant desires to assign or underlet the demised premises as a whole and it shall (on each occasion) procure

                  (1) that any intended assignee shall covenant with the Company to observe and perform the covenants and conditions set out in Clause 4 of this Lease

                  (2) if the intended assignee shall be a private limited liability company that not more than two of its directors shall if the Landlord so requires act as sureties for such company and shall (inter alia) jointly and severally covenant with the Landlord in the form set out in Schedule III hereto (mutatis mutandis)

                  (3) that prior to granting any underlease the Tenant shall first obtain an Order from the relevant County Court authorising the inclusion in such underlease of an agreement excluding the provisions of Sections 24 to 28 (inclusive) of the Landlord and Tenant Act 1954 from applying to that Underlease and that the underlease includes such an agreement

                  (4) that any intended underlessee shall covenant with the Landlord:-

                           (i) not to assign underlet or part with or share the possession or occupation of or hold in trust for any third party the demised premises or any part thereof (save as mentioned in sub-clause (ii) hereof) and

                           (ii) not to assign the whole of the premises the subject of such underletting without the Landlord's consent (such consent not to be unreasonably withheld)

                           (iii) to perform and observe the covenants and conditions (other than the covenant to pay rent) contained in this Lease

         (d) To include in every underlease granted by the Tenant a condition for re-entry on ft breach of any covenant on the part of the underlessee and covenants, rights and conditions in like form to those contained in this Lease

         (e) Not to permit any breach by any underlessee of any of such provisions as aforesaid contained in any underlease and at all times strictly to enforce the same

         (f) Not to grant any underlease or enter into any agreement or arrangement with any underlessee which provides for the payment of the rent thereby reserved (but not insurance or service charge rent) more than three months In advance

         (g) Not to assign or underlet the whole of the demised premises without the prior written consent of the Landlord which is not to be unreasonably withheld or delayed

REGISTRATION OF DISPOSITIONS

(26) Within one month after any disposition or dealing with any interest in the demised premises to give notice thereof to the Solicitor to the Landlord and to pay to him a fee of Twenty Five pounds for the registration thereof and at the same dm to produce a certified copy of such disposition

BREACH OF COVENANTS AND SECTION 146 NOTICES

(27) To pay to the Landlord all proper and reasonable costs charges and expenses (including legal costs and surveyor's fees) which may be properly and reasonably incurred by the Landlord and any superior landlord (a) in or in contemplation of any proceedings under Sections 146 or 147 of the Law of Property Act 1925 notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court (b) in connection with the preparation and service of a Schedule of Dilapidations whether during or at the end or sooner determination of the term and (c) in connection with any application by the Tenant for any licence or consent whether or not the same shall be granted

TO COMPLY WITH MATTERS AFFECTING FREEHOLD

(28) To observe and perform the agreements covenants and stipulations contained or referred to entries numbered 1 and 2 of the Charges Register of the Landlord's title member WSX210174 insofar as they relate to the demised premises and to keep the Landlord indemnified against all actions proceedings costs claim and demands in any way relating thereto

TO NOTIFY APPOINTMENT OF RECEIVERS OR LIQUIDATORS

(29) To procure that in the event of any receiver being appointed in respect of the Tenant or of any of its assets or of a resolution being passed for the voluntary liquidation of the Tenant or of the presentation of a petition for compulsory liquidation then notice in writing thereof shall be given to the Landlord such notice to contain full details of any receiver or liquidator appointed

TO INDEMNIFY LANDLORD

(30) To keep the Landlord fully and effectively indemnified from and against all liabilities costs claims proceedings losses damages and expenses (whether in respect of physical or financial loss or any injury to or the death of any person or damage to any property moveable or immoveable or the infringement disturbance or destruction of any right or easement or otherwise) arising directly or indirectly out of or in respect of.-

         (a)      (i)      Any use or occupation of the demised premises (or any
                           act default or omission thereon or in respect thereof) by the Tenant any sub-tenant or their respective licensees servants agents or invitees or in the execution of any alterations or additions to the demised premises by the Tenant any sub-tenant or their respective licensees servants agents or invitees or

                  (ii) Any interference or alleged interference or obstruction of any right or alleged right of light air drainage or other right or alleged right now existing for the benefit of any adjoining adjacent or neigbbouring property by the Tenant any sub-tenant or their respective licensees servants agents, or invitees or

         (b) The state of repair and/or condition and/or existence of any alteration to the demised premises carried out or in the course of being carried out to the demised premises by the Tenant any sub-tenant or their respective licensees servants agents or invitees or

         (c) Any act or default of the Tenant any sub-tenant or the respective licensees servants agents or invitees or

         (d) Any matters arising out of the provisions of Section 4 of the Defective Premises Act 19-72

AS TO SURETIES

(31) Within 28 days of the death. during the term of any person who has or shall have guaranteed to the Landlord the payment of the rents hereby reserved and the observance and performance of the covenants on the part of the Tenant herein contained or of such person becoming bankrupt or having a Receiving Order or an Interim Order under Part VIII of the Insolvency Act 1986 made against him or being a Company suffed4 a Receiver to be appointed passing a resolution to wind up or entering into liquidation or having an Administration Order made against it then to give notice thereof to the Landlord and if so required by the Landlord at the expense of the Tenant within twenty-eight days to procure some other person acceptable to the Landlord to execute a Guarantee in respect of the payment of the said rents and the-observance and performance of the said covenants in the form set out in Schedule M hereof (mutatis mutandis)

TO PAY LANDLORD'S COSTS

(32) To pay to the Landlord m demand all proper and reasonable costs charges expenses (including legal and surveyors' and other professional costs) and fees including Bailiffs' costs properly and reasonably incurred by the Landlord plus Value Added Tax thereon for or in connection with the levy of a distress for the rents payable hereunder or any part thereof or as a result of the Bailiff being paid the said rents or any part thereof whether or not any distress in the event be levied or otherwise for or in connection with the recovery pf arrears of the said rents or the moneys payable by the Tenant hereunder

VALUE ADDED TAX

         (a) If any VAT is chargeable on any supply under or pursuant to this Lease, the Tenant shall pay by way of additional consideration the amount of that VAT

         (b) Without limiting sub-clause (a) above, each sum reserved or payable by the Tenant under this Lease is exclusive of VAT (if any) and is accordingly to be construed as a reference to that sum plus any VAT in respect of it, and where any sum is reserved as rent, the VAT is also reserved as rent

         (c) If VAT is chargeable on any supply made by-the Landlord to the Tenant for which a sum is not reserved or payable under this Lease, the Tenant shall pay that VAT to the Landlord against issue of a VAT invoice.

         (d)      Where under this Lease, the Tenant is obliged:

                  (i) to make any payment to the Landlord or any other person (including, without limitation, by way of service charge, indemnity or reimbursement) by reference to any amount incurred or which will or may be incurred by the Landlord or any other person; or

                  (ii) otherwise to pay all or part of the consideration for any supply made to the Landlord or any other person,

                  then without prejudice to sub-clauses (a) to (c) above, the Tenant shall be obliged to pay an amount equivalent to any VAT in respect of the amount or consideration except to the extent that the VAT is recoverable by the Landlord or any other person as appropriate.

         (e) For the purposes of sub-clause (d) above, VAT is recoverable by a person, if that person (or any company treated as a member of the same VAT group as that person) is entitled to credit for it as input tax under sections 25 and 26 VAT Act 1994. For the avoidance of doubt, VAT is not recoverable by a person only because he could elect to waive exemption, but has not done so.

         (f) Where for the purposes of this Lease it is necessary to calculate or estimate the cost or value of anything, including any building, structure, work, item, act or same, the cost or value shall be calculated or estimated so as to include any VAT which will or may be incurred in addition.

         (g) The Landlord shall issue the Tenant with a proper VAT invoice in respect of any supply by the Landlord to the Tenant

4.       THE TENANT COVENANTS with the Company and separately with the Landlord:

TO PAY SERVICE CHARGE

(1) To pay to the Company the Service Charge and the Interim Payment (in each case as defined in Schedule V hereto) forthwith on demand and to make the Interim Payment on account of the Service Charge half yearly in advance on the first day of January and the first day of July in each year or by such other installments or on such other dates as the Company may from tune to time specify and any other payments due in accordance with the provisions of Schedule V hereto PROVIDED THAT if any of the monies referred to in this clause shall not be paid m the date on which they are payable the Tenant shall in addition pay interest thereon at the prescribed rate from such date until the date of payment thereof as well after as before any judgement

COMMON PARTS

(2)      (a)      Not to cause the Common Parts to become untidy or unclean and not to cause or permit any obstruction or damage to any Conducting Media in or serving the Property or any other premises in the Development and in the event of any such obstruction or damage forthwith to make good the same to the satisfaction of the Landlord and/or the Company

         (b) Not to park or permit any vehicles to be parked in any part of the Common Parts save the Car Parking Spaces mentioned in Part 2 of Schedule I hereto

         (c) Not to use or permit to be used the Common Parts and/or the Car Parking Spaces mentioned in sub-clause (b) above for the storage of goods vehicles plant and equipment and to use the said Car Parking Spaces solely for the parking of private motor cars

         (d) Not to do or suffer any act or thing whereby any of the Common Parts may be damaged or obstructed or use or suffer the same to be used in such manner as to cause in the opinion of the Landlord of the Company any nuisance damage or annoyance to the Landlord and/or the Company or other tenants owners or occupiers of any other parts of the Estate

TO DISPOSE OF REFUSE

(3) To dispose of refuse from time to time in a neat and efficient manner in the areas so provided for that purpose by the Company (if any) and so as not to cause any nuisance or annoyance to any other tenants owners or occupiers in the Development in accordance with the directions of the Company

TO COMPLY WITH REGULATIONS

(4) To comply with all such reasonable regulations as the Landlord and/or the Company may make from time to time for the management of the Estate

5.       THE Landlord COVENANTS with the Tenant

QUIET ENJOYMENT

(1) That the Tenant paying the rent hereby reserved and performing and observing the covenants m the part of the Tenant herein contained shall and may peaceably and quietly hold and enjoy the demised premises for the term without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord

TO INSURE

(2)      (a)      That the Landlord will subject to ft terms of such insurance and to it not being vitiated by any statement act or omission of the Tenant any sub-tenant or other occupier of the demised premises or any part thereof or their respective servants agents or invitees keep the demised premises (but excluding
                  Tenant's fixtures and fittings) insured against the insured risks (subject to insurance against such risks being available at reasonable cost in the United Kingdom and subject to such limitations excesses and exclusions as the insurers may impose) in such office in such names and in such sum
                  (including Architects' and Surveyors' and other professional fees and the cost of shoring up demolition and site clearance and incidental expenses and VAT) as the Landlord may deem expedient and to produce to the Tenant on request a certified copy or details of the policy of insurance but not more than one in every year and evidence of payment of the current year's premium and subject to all planning and other consents permissions or approvals necessary to enable the Landlord so to do having been obtained as soon as possible apply all insurance monies received by the Landlord (except any moneys in respect of loss of rent which shall be retained by the Landlord for its own use and benefit) in rebuilding and reinstating the demised premises or such part thereof as shall be destroyed or damaged as soon as practicable

         (b) If the rebuilding and/or reinstatement of the demised premises as hereinbefore shall be frustrated or prevented (whether because any competent authority shall lawfully refuse permission for or otherwise prevent such rebuilding or reinstatement or for any other reason) for a period exceeding three years then all relevant insurance moneys (so far as unapplied as aforesaid) shall belong beneficially to the Landlord

6. THE Company hereby covenants with the Tenant and separately with the Landlord:-

TO INSURE COMMON PARTS

(1) That (subject to payment by the Tenant of the Interim Payment and the Service Charge herein provided) the Company will (unless such insurance shall be vitiated by any statement act or omission of the Tenant any sub-tenant other occupier of the Estate or any part thereof or their respective servants agents invitees) keep the Common Parts insured against the insured risks (subject to insurance against such risks being available at reasonable cost in the United Kingdom and subject to such limitations or exclusions as the insurers may impose) in the full reinstatement value thereof (including Architects' Surveyors' and other professional fees and the cost of shoring up demolition and site clearance and other expenses) in a reputable insurance office and to produce to the Tenant on request (but not more than once in any year) a copy of the policy of insurance and the receipt for the current year's premium and subject to all planning and other consents permissions or approvals necessary to enable the Company so to do as soon as possible apply all insurance moneys received by the Company in respect thereof in rebuilding and reinstating the Common Parts or such part thereof as shall be destroyed or damaged as soon as practicable

TO REPAIR AND MAINTAIN COMMON PARTS

(2)      That (subject as aforesaid) the Company will:-

         (a) Keep and maintain or endeavour to procure that there is kept or maintained in good and substantial repair and condition the Common Parts (including in particular the resurfacing cleaning and repairing of the Access Roads and the Car Parking Spaces as required from time to time) and all walls (including perimeter walls and party walls) fences and gates and the Conducting Media (insofar as they are not the responsibility of the Tenant or any other occupant of the Estate)

         (b)      Keep the Common Parts reasonably cleaned and lighted

         (c) Keep neat and tidy and properly planted and cultivated the planted areas in the Common Parts (if any)

         (d) Do such acts and things necessary to comply with the statutory requirements of the Local Authority the Fire Authority and any other relevant authority or person in relation to the Common Parts

         PROVIDED ALWAYS that the Company shall be deemed to have complied with the covenants on its part herein contained if they are performed by any third party but the

         Company shall not be liable to the Tenant for the temporary failure to provide the services set out in the above covenants due to the act or default of the Company's employees and/or contractors and/or any other circumstances beyond the control of the Company (save to the extent that the Company is able to recover its loss from its insurers)

7.       PROVIDED always

         PROVISO FOR RE-ENTRY

(1)      (a)      If any of the rents hereby reserved or any part thereof shall be unpaid for 21 days after becoming due (whether formally demanded or not) or

         (b) if there shall be any breach of any Tenants covenants herein contained or

         (c)      if the Tenant shall:-

                  (i) enter into any arrangement or composition or scheme for the benefit of its creditors or apply to the Court for an Interim Order under Part VIII of the Insolvency Act 1986 or

                  (ii) permit any execution to be levied on the demised premises or

                  (iii) be unable (or has no reasonable prospect of being able) to pay a debt within the meaning of Sections 267 and/or 268 and/or 269 of the Insolvency Act 1986 or (not being a company) shall become insolvent or bankrupt or have a Bankruptcy Order or have an Interim Order under Part VIII of the Insolvency Act 1986 made against him or if the Tenant is more than one person all or any of such persons or

                  (iv) (being a company) enter into liquidation (whether compulsory or voluntary save for the purpose of amalgamation or reconstruction without insolvency) or have an Administration Order made against it or if a Receiver shall be appointed of the Tenant the Landlord may in any such case enter the demised premises or any part thereof in the name of the whole and thenceforth peaceably hold and enjoy the same as if these presents had not been made but without prejudice to any right of action or remedy of the Landlord in respect of any antecedent breach of any of the covenants by the Tenant herein contained

         (d) In this Lease the words "Composition" "Scheme" Bankruptcy Order" and "Administration Order" shall have the meanings given to them in the Insolvency Act 1986 or any statutory re-enactment modification or amendment thereof

NO RIGHTS OF LIGHT

(2) Nothing herein contained shall by implication of law or otherwise operate or be deemed to confer on the Tenant any easement right or privilege whatsoever save as herein expressly provided over any adjoining adjacent or neigbbouring property or premises now or hereafter belonging to the Landlord and in particular but without prejudice to the generality of the foregoing no such easement right or privilege which restrict or prejudicially affect the future building rebuilding alteration use or development of such property and the Landlord and/or any person authorised by the Landlord shall have the right at any time to carry out such works or to pull down and rebuild any such adjoining adjacent or neighbouring property or premises as it may deem fit without obtaining any consent from or making any compensation to the Tenant on account thereof nor shall the Tenant be entitled to compensation for any damage annoyance inconvenience or disturbance caused thereby

CESSER OF RENT

(4) If the demised premises shall be so destroyed or damaged by any of the insured risks as to be unfit for occupation and use and provided that the insurance of the demised premises shall not have become void or voidable whether in whole or part as a result of any act or omission of the Tenant or its sub-tenants or other occupier of the demised premises or any of their respective servants agents or invitees the yearly rent payable hereunder or a due proportion according to the nature and extent of the damage sustained shall forthwith cease to be payable until the demised premises shall be rebuilt or reinstated so as to be fit for occupation and use

STATUTORY COMPENSATION

(5) Upon quitting the demised premises the Tenant shall not be entitled to any compensation whatsoever whether under the provisions of any legislation enacted before or after the date hereof or otherwise Provided that this clause shall apply only if and so far as it is lawful for the parties hereto to make such agreement and shall not extend to any claim against the Landlord for breach of covenant

NOTICES

(6) Section 196 of the Law of Property Act 1925 shall apply to all notices served hereunder but shall be extended so that (a) where the Tenant comprises more than one person service of any notice on any one of them shall be deemed service on all of than and also upon any guarantor of the Tenant and (b) any notice may be served by posting it in a pre-paid registered or recorded delivery envelope addressed in the case of the Tenant to its registered office (if any) or to the demised premises and in the case of the Landlord to its registered office (if any) or other last known address and shall be deemed to have been served on the day after that on which it is posted and in proving such service it shall be sufficient to prove that the envelope containing the notice was properly addressed stamped and posted

NO IMPLIED EASEMENTS

(7) Nothing herein contained shall operate expressly or impliedly to confer upon or grant to the Tenant any easement right or privilege other than those expressly hereby granted and set out in Part 2 of Schedule I hereto (if any)

DISPUTES

(8) In case any dispute shall arise between the Tenant and the owners tenants or such occupiers of such premises relating to party walls Conducting Media or to any other structures appurtenances or attachments whatsoever the Landlord may determine every such dispute in such manner as the Landlord reasonably thinks fit and the Tenant will submit to and abide by every such determination

HEADINGS

(9) The headings are for convenience of reference only and shall not form part of nor affect the wording of this Lease

ENFORCEMENT OF COVENANTS

8. THE Landlord hereby covenants with the Company that if required by the Company the Landlord will enforce the covenants on the part of the Tenant in this Lease subject to the Company fully and effectually indemnifying the Landlord against all costs and expenses in respect of such enforcement and providing such security in respect of costs and expenses as the Landlord may reasonably require

AGREEMENT AND DECLARATION

9.       It is hereby agreed and declared flat

         (a) That the Tenant shall not at any Um make any alteration of or addition to the demised premises which will materially interfere with the access of light and air to any windows or openings which may now or at any time hereafter be provided by the Landlord on adjoining adjacent or neighbouring premises

         (b) That the Landlord shall have the free and uninterrupted right to build upon its adjoining adjacent or neighbouring property and rebuild alter extend develop use or add to any building at any time hereafter erected thereon notwithstanding that such building rebuilding alterations extending using developing or adding might interfere with any access of light and air attaching to the demised premises

         (c) That nothing herein contained or implied shall impose or be deemed to impose any restriction on the use of any land or building not comprised in this Lease or give the Tenant the benefit of or the right to enforce or to have enforced or to permit the release or modification of any covenant agreement or condition entered into by any purchaser from or by any lessee or occupier of the Landlord in respect of property not comprised in this Lease or to prevent or restrict in any way the development and/or use of any land not comprised in these presents but not so as substantially to interfere with or affect the quiet enjoyment and use of the demised premises by the Tenant

         (d) This Lease shall be governed by and construed in all respects in accordance with the Laws of England and Wales

EXCLUSION OF LANDLORD AND TENANT ACT

10. HAVING been authorised to do so by an Order of the Mayor's and City of London Court made on the ninth day of December 1998 under the provisions of Section 38(4)(a) of the Landlord and Tenant Act 1954 the parties hereto agree that the provisions of Sections 24 to 28 (inclusive) of that Act or any statutory modification or re-enactment thereof shall be excluded in relation to the tenancy hereby created

IN WITNESS whereof the parties have executed this instrument as their deed the day and year first before written

                                   SCHEDULE I


                  PART I - Description of the demised premises

The land and buildings known as Unit 15 Raleigh Court Priestley Way Manor Royal Crawley West Sussex as shown for identification only edged red on the Plan subject to all easements rights liberties and privileges whatsoever now or hereafter affecting same

               PART 2 - Rights and easements granted to the Tenant

(1) Subject to payment by the Tenant of the Service Charge PA right and liberty for the Tenant and all persons authorised by the Tenant (in common with the Landlord all other tenants owners and other persons now or hereafter entitled to the like rights) at all times by day or by night and for the purpose of access to and egress from the demised premises with or without motor cars and other vehicles to go pass and repass over and along the Access Roads and on foot only over any passageways or pavement areas leading to the demised premises (but not in either case over any parking areas used or intended to be used by other tenants owners or other persons on the Estate)

(2) The exclusive right to use the three Car Parking Spaces shown edged Green on the Plan or such other space or spaces in the Estate designated by the Company for the sole purpose of parking upon each space one motor car only but not so as to interfere with the rights granted to the other tenants or occupiers in the Estate

(3) The right at all reasonable times on not less than seven days' written notice (except in the case of emergency) to enter and remain with or without worlanen plant and materials for the shortest possible period upon the remainder of the Estate for the purpose of making connections to and whenever necessary clmlng repairing mmntmmng altering replacing renewing relaying or inspecting the Conducting Media serving the demised premises (insofar as it shall not be the obligation of the Company to do so or the Company has defaulted in such obligation) if such work cannot reasonably be carried out without such access the Tenant or person exercising such right causing the niwmum inconvenience and making good forthwith all damage thereby occasioned to that part of the renwnder of the Estate entered upon or any property. or chattels thereon

(4) At all reasonable times on not less than seven days' written notice (except in the case of emergency) to enter and remain for as short a period as possible with or without workmen and plant machinery and scaffolding upon the remainder of the Estate for the purpose of rebuilding constructing repairing maintaining altering cleansing and inspecting demised premises if such work cannot otherwise be undertaken at reasonable cost PROVIDED THAT the Tenant or person or persons exercising such rights shall (i) consult the Landlord and any occupier of the relevant part of the remainder of the Estate and agree the most expeditious and economic means of carrying out such work (such agreement on the Landlord's part not to be unreasonably withheld or delayed) and (ii) cause as little inconvenience annoyance or disturbance as possible and make good forthwith all damage thereby occasioned to that part of the remainder of the Estate entered upon or any property or chattels thereon

(5) The free and uninterrupted passage and running of water and soil electricity and other services to and from the demised premises through the Conducting Media (save for temporary disconnection as hereinafter provided)

(6) The right of support protection and shelter as presently enjoyed for the demised premises from ft other parts of the Estate PROVIDED ALWAYS that the Landlord and/or the Company shall be entitled to erect and maintain gates at any of the entrances to the Estate and install and maintain entryphone systems and/or such other security devices as the Landlord and/or the Company considers necessary and the Tenant hereby acknowledges that the providing of keys to the Tenant and/or connection and access to such system shall afford sufficient access and the taking of such actions shall not constitute a derogation from the grant of any of the rights hereinbefore mentioned

                      PART 3 - Rights excepted and reserved

(1) To the Landlord and the Company and the tenants owners and occupiers of the Development and their respective servants agents and invitees:-

         (a) Easements rights and privileges over along and through the demised premises corresponding with those set forth in paragraphs (3) (4) (5) and (6) of Part 2 of the First Schedule and in addition such further easements rights and privileges as may in the opinion of the Landlord or any party authorised by the Landlord be necessary for the repair renewal reconstruction enlargement rebuilding or replacement of any building which is now or at any time during the Specified Period may be erected on any other part of the Estate and for the maintenance and management of the Estate and performance by the Company of the obligations m the Company's part contained in this Lease PROVIDED THAT if such rights are exercised as a result of the default by the Tenant the cost of such works- of default shall be payable by the Tenant to the Landlord forthwith m demand

         (b) Full right with or without workman and others authorised by the Landlord or the Company with necessary appliances and materials at all reasonable times on notice (except in the case of emergency) to enter upon the demised premises for the purpose of viewing the state and condition thereof and of carrying out the Landlords and/or the Company's obligations in this Lease the person exercising such rights causing the minimum inconvenience and making good all damage thereby occasioned to the demised premised the Tenant's stock, equipment and fixtures and fittings

         (c) The free and uninterrupted passage and running of water air soil gas and electricity telephone power and other services through the Conducting Media or any of them laid in on over or under the demised premises or any part thereof to or from any other part of the Development Together with the right to enter on to the demised premises for the purpose of connecting to repairing replacing renewing relaying enlarging cleansing and maintaining the Conducting Media or any of them and during such period as any such works are being carried out temporarily disconnecting any of the Conducting Media for as short a time as possible subject to the person or persons exercising such right making good all damage to the demised premises the Tenant's stock, equipment and fixtures and fittings caused by such entry except insofar as such entry may be necessitated by any default of the Tenant

         (d) The right for the Landlord or any person deriving title through the Landlord any owner or occupiers of land and/or buildings formerly within Title Number WSX 210174 their respective successors in title assigns and any persons authorised by any of them to have windows and other openings in the buildings now or at any time hereafter erected on or the land formerly within Title Number WSX 210174

         (e) Out of this demise any easement or right of light air or otherwise which would restrict or interfere with the free use of the Development for building or other purposes

(2) The rights excepted and reserved under the Second Schedule to the transfer dated 15th January, 1997 made between Walldren Limited (1) Magellan Terrace (Discovery Park) Limited (2) and the Landlord (3), in favour of the parties to which those rights were excepted and reserved.

                               SCHEDULE II - RENT


(1)      RENT

         Until 9/3/99 the yearly rent shall be a peppercorn and thereafter twelve thousand five hundred pounds (L12,500)

(2)      RENT PAYMENT DATES

         The yearly rent is payable without any deduction by equal quarterly payments in advance on the 25th March, 24th June, 29th September and 25th December ("the Quarter Days") in every year. The first payment (which is an apportioned sum) is to be made on the date of this Lease in respect of the period commencing on 10/12/1998 and ending on the day before the next following Quarter Day.

                                  SCHEDULE III


1. The Surety guarantees to the Landlord the performance by the Tenant throughout. the term of each of the covenants falling to be complied with by the Tenant under this Lease and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of any non-performance.

2.       The obligations of the Surety under this guarantee will not be affected by:

                  (a) any time or indulgence granted to the Tenant by the Landlord;

                  (b) any legal limitation, disability or other circumstances relating to the Tenant or any irregularity, unenforceability or invalidity of any obligations of the Tenant under this Lease;

                  (c) any licence or consent granted to the Tenant or any variation in the term of this Lease save as provided in section 18 of the Landlord and Tenant (Covenants) Act 1995;

                  (d) the release of one or more of the parties defined as the Surety (if more dm one); or

                  (e) any other act, omission, matter, event or thing whereby (but for this provision) the Surety would be exonerated in whole or in part from the guarantee other than a release under seal given by the Landlord.

3. The Surety is liable to the Landlord under this guarantee as sole or principal debtor and the obligations of the Surety under this guarantee constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Tenant is liable to pay under this Lease and to perform m demand by the Landlord any obligation of the Tenant under this Lease without the need for any recourse on the part of the Landlord against the Tenant. If the Landlord brings proceedings against the Tenant, the Surety shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings.

4. If the Tenant (being a company) enters into liquidation and the liquidator disclaims this Lease, or the Tenant (being a company) is dissolved and the Crown disclaims this Lease, or the Tenant (being an individual) becomes bankrupt and the trustee in bankruptcy disclaim this Lease, then within six months after the disclaimer the Landlord may require the Surety by notice to enter into a new lease of the demised premises for a term equivalent. to the residue which would have remained of the term granted by this Lease if there had been no disclaims at the same rents and subject to the same covenants; and conditions (including as to the review of rent) as are reserved by and contained in this Lease (other than this Schedule).

5. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer and the Surety shall be liable for all payments due under the new lease as from the date of disclaimer as if the new lease had been granted on the date of disclaimer.

6. The Surety shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

7. If the Landlord does not require the Surety to take a new lease of the demised premises the Surety shall pay to the Landlord on demand a sum equal to the rents that would have been payable under this Lease but for the disclaimer in respect of the period from ft date of the disclaimer until the date which is six months after the date of the disclaimer or the date on which the demised premises has been re-let by the Landlord, whichever first occurs.

8.       So long as this guarantee remains in force the Surety shall not;

                  (a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Tenant claim or prove as creditor in competition with the Landlord; or

                  (b) be entitled to claim or participate in any security held by the Landlord in respect of the Tenant's obligations to the Landlord under this Lease; or

                  (c)      exercise any right of set off against the Tenant

9. If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Surety's obligation shall extend to that VAT. If the Surety makes any payment in respect of VAT, the Landlords obligation to issue a VAT invoice to the Tenant under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Surety in respect of that VAT.

                                   SCHEDULE IV


In the case of an authorised guarantee agreement to be given under the term of clause 3(25)(c) the following modifications shall be made to the form of Surety covenant set out in Schedule M:

1. In paragraph I of Schedule Ell the words "through(yut the term" shall be replaced by the words "throughout the Guarantee Period".

2. In paragraph 4 of Schedule M the words "during the Guarantee Period" shall be inserted at the beginning of that paragraph after "If'.

3.       The following additional paragraphs shall be added:

         8. To the extent that any provision of this guarantee does not conform with section 16 of the AM that provision shall be severed from the remainder of this guarantee and this guarantee shall have effect as if it excluded that provision.

         9.       In this Schedule:

         "Tenant" means [insert name of assignee in respect of whom the Tenant is entering into the authorised guarantee agreement];

         "Guarantee Period" means the period ending on the date on which the Tenant is released by virtue of the Landlord and Tenant (Covenants) Act 1995.

                                   SCHEDULE V


                      Provisions relating to Service Charge

1.       In this Lease and in this Schedule:-

         (i) "The Surveyor" means the surveyor or firm of managing agents from time to time appointed by the Company for carrying out or procuring the carrying out of its obligations contained in this Lease

         (ii) "Estate Expenditure" means the cost of carrying out the Company's obligations set out in clause 6 of this Lease and the further costs expenses and provisions set out in paragraph 2 of this Schedule

2.       Estate Expenditure shall include the following:-

                  (a) all sums required or estimated to be required (whether in respect of current or future years) to provide any services or carry out any maintenance repairs renewals reinstatements rebuilding or decorations on or in relation to the Estate (excluding any work which is the liability of any owner tenant or occupier of part thereof) and complying with clauses 6(l) (in relation to insurance of Common Parts) and 6(2) (maintenance of Common Parts)

                  (b) the remuneration payment and other expenses as may be appropriate of the Surveyor and such other agents servants and workmen employed by the Company or the Surveyor to carry out the Company's obligations in this Lease (to include for the avoidance of doubt the cost of collecting and administering the service charge and Estate Expenditure)

                  (c) rates taxes duties charges assessments impositions and outgoings whatsoever whether parliamentary parochial or of any other description assessed charged or imposed upon or in respect of the Estate or any part thereof and not primarily the liability of the Tenant or any other tenant owner or occupier of any other part of the Estate

                  (d) the costs and expenses of preparing and supplying statements of the accounts of Estate Expenditure and copies of all rules and regulations from tune to tune made by the Company and/or the Landlord (as the case may be)

                  (e) the charges and remuneration of a qualified accountant employed for the purposes of preparing auditing and providing copies of accounts in respect of Estate Expenditure

                  (f) a reasonable provision for large items of future expenditure beyond the usual Estate Expenditure for the current year to be held in a reserve fund with the object of avoiding large fluctuations in Estate Expenditure from year to year

                  (g) any other expenditure reasonably and properly incurred by the Company in carrying out its obligations in Us Lease and/or winch is for the benefit and amenity of the Estate

3. The amount of Estate Expenditure shall be determined by reference to the calendar year unless the Company shall otherwise determine

4. In advance of (or as early as may be in) each year the Surveyor shall determine and notify in writing to the Tenant the amount which in his opinion fairly represents the likely amount of the Tenant's payment of Service Charge for that year ("the Provisional Sum) PROVIDED THAT if in the opinion of the Surveyor the Provisional Sum should continue the same as in the previous year of accounting no further notification thereof need be given to the Tenant

5. The Tenant shall pay one half of the Provisional Sum to the Company within 5 working days of such notification (or on demand if no notice is given because the Provisional Sum is to remain the same as in the previous year) and will also pay one half of the Provisional Sum on 1st July in the relevant service charge year.

6. As soon as practicable after the end of each calendar year the Surveyor shall produce fine accounts in an appropriate form showing Estate Expenditure for that calendar year and: -

                  (i) any overpayment of Service Charge by the Tenant shall be taken into account in determining the Service Charge payable by the Tenant for the next calendar year

                  (ii) in the event of any under payment of Service Charge by the Tenant the Surveyor shall make a further demand for the excess due which shall be paid by the Tenant within fourteen days of demand